Defined Asset Funds®

Fundamental Research
2000 Series
B

Premier American Portfolio

A Diversified Selection of Leading Blue Chip Companies

Merrill Lynch

Investors are often hard-pressed to define a "Blue Chip" stock as the Old Economy definition gives way to a broader meaning in today's New Economy. Defined Asset Funds® sorts through this evolving financial terminology while giving you the opportunity to invest in some of America's best companies with its...

Premier American Portfolio

Defined Asset Funds — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.
We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

Blue Chip stocks have traditionally been defined as large, well-established, industry leaders with long histories of dividend payments. As technology companies mature and become well-established industry leaders, the definition takes on a broader meaning. In today's New Economy, a Blue Chip stock can be defined as "a stock that sells at a high price because of public confidence in its long record of steady earnings."

The Selection Process

Defined Asset Funds begins the selection process by reviewing a universe of 30,573 stocks, screened for the following characteristics:

  A relatively high price.
  A market capitalization of approximately $8 billion or more.
  A record of profit growth and a reputation for skilled management.
  A leader in its market niche.
  A well-known, stable, mature company with a reputation for providing high quality goods and services.

In addition, companies are analyzed for long records of earnings growth and future potential. Dividend payments, while not required, are also considered.

A total of 156 companies passed through the screening process. Our analysts then selected the 32 stocks which they believed represented the best of American industry.

The Portfolio

The Premier American Portfolio seeks capital appreciation by investing in Blue Chip common stocks representing a mix of Old and New Economy companies.

Purchased separately, many investors find the cost of high-priced, premier stocks to be out of reach. This Portfolio provides access to these stocks through the more affordable structure of a unit investment trust.

The stocks will be held for a period of approximately two years. At the end of that time you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

A D E F I N E D P O R T F O L I O

Company	Symbol	% of Portfolio	Company	Symbol	% of Portfolio
Healthcare		35%	Petroleum/Chemical/Energy		16%
Allergan, Inc.	AGN		The Coastal Corporation†	CGP
Allergan develops eye care and specialty pharmaceutical products. This company has 20 products which have been filed with the FDA or are in late-stage development.			Coastal Corporation, through its subsidiaries, gathers, markets, processes, stores and transmits gas. It also refines, markets and distributes petroleum and chemicals.
ALZA Corporation*	AZA		Duke Energy Corporation	DUK
A leader in drug delivery technology, particularly in urology and oncology, ALZA is expanding into the area of central nervous system disorders. Ditropan XL for urinary incontinence is the company's leading drug, while Concerto for attention deficit disorder is off to a strong start.			A diversified, multinational energy company, Duke Energy's largest business segment generates, transmits and delivers electricity in North and South Carolina.
Amgen, Inc.*	AMGN		Enron Corporation	ENE
Amgen is a premier biotechnology company. Its drug, NESP, for anemia, has strong potential.			Enron Corporation is a leading world-wide energy and communications company with assets of more than $45 billion (as of September 1, 2000).
Baxter International Inc.	BAX		Minnesota Mining and Manufacturing Company	MMM
A leading medical products and services company, Baxter's products include blood therapies, cardiovascular medicine, medication delivery and renal therapy.			Producing a diverse line of industrial adhesives, medical and personal hygiene products, 3M derives a majority of its revenues and operating profits from overseas markets.
Cardinal Health, Inc.	CAH		Schlumberger Limited‡	SLB
Cardinal Health develops, manufactures, packages and markets products for patient care; develops drug-delivery technologies; and distributes pharmaceuticals, medical-surgical and lab supplies.			This premier oil services company provides virtually every type of exploration, production and completion service needed in the petroleum industry.
			Finance/Insurance/Banking		13%
Genentech, Inc.*	DNA		American General Corporation	AGC
This leading biotechnology company specializes in the areas of cardiovascular/ pulmonary illnesses, cancers, neuroscience and immunology/allergies. It has nine products already approved with others in development.			A diversified insurance and financial services holding company, American General has three main business segments: life insurance, retirement services and consumer finance.
Johnson & Johnson	JNJ		American International Group, Inc.	AIG
Manufacturing and selling health-care products worldwide, Johnson & Johnson's principal consumer products include Band-Aid adhesive bandages, Tylenol, Johnson's baby products and Stayfree sanitary products.			The nation's largest underwriter of commercial insurance, AIG also conducts property/casualty business in over 100 countries and offers life insurance products in 70 countries.
Merck & Company, Inc.	MRK		The Goldman Sachs Group, Inc.	GS
Merck is one of the world's largest pharmaceutical companies with $36 billion in sales. This company spends over $2 billion annually on research and development.			Goldman Sachs is a leading global investment banking and securities firm offering investment banking, trading and principal investments, asset management and securities services.
Waters Corporation*	WAT		Lehman Brothers Holdings, Inc.	LEH
The world's leading supplier of high-performance liquid chromatography instruments, this company's products are used by pharmaceutical, life science, industrial, university and government scientists in research and development, quality assurance and in environmental testing labs.			The nation's fourth largest securities firm and a global investment banking group, Lehman Brothers generates nearly half its revenues outside of the U.S. The firm's principal lines of business are investment banking, securities sales and trading, and private client services.
Technology		19%
Adobe Systems, Inc.	ADBE		Marsh & McLennan Company, Inc.	MMC
The fourth largest U.S.-based personal software company, Adobe is a leading provider of graphic design, publishing and imaging software for Web and print production.			The world's largest insurance and reinsurance broker, Marsh & McLennan focuses on insurance services, investment management and consulting services.
			Retail/Consumer Goods		9%
Applied Materials, Inc.*	AMAT		Anheuser-Bush Companies, Inc.	BUD
This company develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the world-wide semiconductor industry.			Anheuser-Busch is the world's largest brewer and its Budweiser brand is the market leader. It operates 12 breweries, sells through 18 beer brands and is also one of the largest U.S. theme park operators.
Cisco Systems, Inc.*	CSCO		Best Buy Company, Inc.*	BBY
Cisco Systems is a world-wide leader in networking for the Internet. Cisco's products include routers, LAN and ATM switches, dial-up access servers and network management software.			A leading U.S. specialty retailer of name-brand consumer electronics, personal computers, entertainment software and household appliances, Best Buy, we believe, should continue to do well as demand for digital products remains strong.
EMC Corporation*	EMC		Emerson Electric Company	EMR
EMC designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for the mainframe.			Emerson Electric is a market leader in industrial automation, process control, heating, ventilating and air conditioning, electronics and telecommunications, appliances and tools.
			Advertising and Marketing		3%
Hewlett-Packard Company	HWP		Omnicom Group, Inc.	OMC
This company is a world-wide leader in various segments of the computer and electronics industries.			Omnicom is the world's largest advertising and marketing services company. This holding company owns three of the top ten global advertising agencies.
			Telecommunications/Equipment		3%
International Business Machines Corporation	IBM		Corning, Inc.	FNM
IBM is a leader in the creation, development and manufacturing of the industry's most advanced information technologies, including computer systems, software, networking systems, storage devices and microelectronics.			Corning is a global technology-based company offering telecommunications equipment, advanced materials and information displays. It is pioneering the next generation of optical fiber for telecommunications networks.
			Multi-Sector Companies		2%
Oracle Corporation*	ORCL		General Electric Company	GE
The world's largest vendor of database software and information management services, Oracle offers the Oracle Exchange division, an e-Business solution for corporate buyers and sellers of goods and services.			GE is a global corporation with diverse businesses including aircraft engines, TV network NBC, appliances and electrical and industrial control systems. A variety of financial services are offered through its subsidiary, GE Capital.

*	This stock currently does not pay any dividends.
†	This company is expected to be acquired by El Paso Energy Corporation on 12/31/00.
‡	Although Schlumberger Limited is incorporated under the laws of the Netherlands Antilles, it is headquartered in New York, and its common stock trades on the New York Stock Exchange.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  The Portfolio is designed for investors who can assume the risks associated with equity investments, and is generally not appropriate for investors seeking capital preservation or current income.

  There can be no assurance that this Portfolio will meet its objective.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  This Portfolio is concentrated in the health-care industry which can involve special risks.

Tax Efficiency

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, certain investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20% for individuals). Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of six monthly payments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($30.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.198%	$1.96

Estimated Organization Costs		$2.07

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted along with the estimated cost of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,999	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.25%

Take Stock In America Today!

You can get started with $250. Call your financial professional to learn how the Premier American Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.